UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2020

GS Acquisition Holdings Corp II

(Exact name of registrant as specified in its charter)

Delaware	001-39352	83-0974996
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street New York, New York		10282
(Address of principal executive offices)		(Zip Code)

(212) 902-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-quarter of one redeemable warrant	GSAH.U	New York Stock Exchange

Class A common stock, par value $0.0001 per share	GSAH	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	GSAH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 29, 2020, GS Acquisition Holdings Corp II (the “Company”) consummated its initial public offering (the “IPO”) of 75,000,000 units (the “Units”), including the issuance of 5,000,000 Units as a result of the underwriters’ partial exercise of their option to purchase additional Units. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-quarter of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $750,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 8,500,000 warrants (the “Private Placement Warrants”) at a purchase price of $2.00 per Private Placement Warrant, to the Company’s sponsor, GS Sponsor II LLC (the “Sponsor”), generating gross proceeds to the Company of $17,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, (x) so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company; (2) they (including the Class A Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Class A Common Stock issuable upon exercise of these warrants) are entitled to registration rights; and (y) they will not be exercisable more than five years from the effective date of the registration statement (File No. 333-239096), in accordance with FINRA Rule 5110(f)(2)(G)(i), as long as the Sponsor or any of its related persons beneficially own such warrants.

A total of $750,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, including $26,250,000 of the underwriters’ deferred discount, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-239096):

•	Amended and Restated Certificate of Incorporation of the Company.

•	An Underwriting Agreement, dated June 29, 2020, among the Company and Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters.

•	A Warrant Agreement, dated June 29, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated June 29, 2020, among the Company, the Sponsor, the Company’s officers and directors and the other party thereto.

•	An Investment Management Trust Agreement, dated June 29, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated June 29, 2020, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated June 29, 2020, between the Company and Goldman Sachs Asset Management, L.P.

•	A Warrant Purchase Agreement, dated June 29, 2020, between the Company and the Sponsor.

•	An Indemnity Agreement, dated June 29, 2020, between the Company and Tom Knott.

•	An Indemnity Agreement, dated June 29, 2020, between the Company and Raanan A. Agus.

•	An Indemnity Agreement, dated June 29, 2020, between the Company and William Frist.

•	An Indemnity Agreement, dated June 29, 2020, between the Company and Steven S. Reinemund.

•	An Indemnity Agreement, dated June 29, 2020, between the Company and David Robinson.

•	An Indemnity Agreement, dated June 29, 2020, between the Company and Martha Sullivan.

On June 29, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated June 29, 2020, among the Company and Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated June 29, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated June 29, 2020, among the Company, the Sponsor, the Company’s officers and directors and the other party thereto.

10.2	Investment Management Trust Agreement, dated June 29, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated June 29, 2020, between the Company and the Sponsor.

10.4	Administrative Services Agreement, dated June 29, 2020, between the Company and Goldman Sachs Asset Management, L.P.

10.5	Warrant Purchase Agreement, dated June 29, 2020, between the Company and the Sponsor.

10.6	Indemnity Agreement, dated June 29, 2020, between the Company and Tom Knott.

10.7	Indemnity Agreement, dated June 29, 2020, between the Company and Raanan A. Agus.

10.8	Indemnity Agreement, dated June 29, 2020, between the Company and William Frist.

10.9	Indemnity Agreement, dated June 29, 2020, between the Company and Steven S. Reinemund.

10.10	Indemnity Agreement, dated June 29, 2020, between the Company and David Robinson.

10.11	Indemnity Agreement, dated June 29, 2020, between the Company and Martha Sullivan.

99.1	Press Release, announcing the pricing of the IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Acquisition Holdings Corp II

Date: July 2, 2020	By:	/s/ Tom Knott
	Name:	Tom Knott
	Title:	Chief Executive Officer, Chief Financial Officer and Secretary